UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
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☒ Definitive Proxy Statement
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☐ Soliciting Material Under Section 240.14a-12
DropCar, Inc.
______________________________________________________________________
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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November 6, 2019
To Our Stockholders:

You are cordially invited to attend the 2019 annual meeting of stockholders of DropCar, Inc. (the “Company”) to be held at 10:00 A.M. EST on Thursday, December 12, 2019, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., 666 Third Avenue, New York, New York 10017.

Details regarding the meeting, the business to be conducted at the meeting, and information about DropCar, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, seven persons will be elected to the Company’s Board of Directors (the “Board”). In addition, we will ask stockholders to approve the following proposals:

1.
To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

2.
To approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement; and

3.
To approve an adjournment of our annual meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals.

The Board recommends a vote “FOR” each of the director nominees and “FOR” the approval of each of the above proposals. Such other business will be transacted as may properly come before the annual meeting.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of DropCar, Inc. We look forward to seeing you at the annual meeting.

Sincerely,
Spencer Richardson
Chief Executive Officer

November 6, 2019

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

TIME: 10:00 A.M. EST
DATE: Thursday, December 12, 2019
PLACE:
Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., located at 666 Third Avenue, New York, New York, 10017

PURPOSES:

1.
To elect seven directors to hold office until the 2020 annual meeting of stockholders or until their successors are duly elected and qualified;

2.
To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.
To approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement;

4.
To approve an adjournment of our annual meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals; and

5.
To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of DropCar, Inc. common stock at the close of business on November 6, 2019. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 1412 Broadway, Suite 2105, New York, New York 10018.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Joshua N. Silverman
Chairman of the Board

Appendix

Appendix A – Proxy Card

DropCar, Inc.
1412 Broadway, Suite 2105
New York, New York 10018

PROXY STATEMENT FOR THE DROPCAR, INC.
2019 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 12, 2019

This proxy statement, along with the accompanying notice of 2019 annual meeting of stockholders, contains information about the 2019 annual meeting of stockholders of DropCar, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:00 A.M. EST on Thursday, December 12, 2019, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., 666 Third Avenue, New York, New York 10017.

In this proxy statement, we refer to DropCar, Inc. as “DropCar,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board for use at the annual meeting.

On or about November 6, 2019, we began sending this proxy statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the annual meeting.

Although not part of this proxy statement, we are also sending along with this proxy statement a copy of our Annual Report on Form 10-K, which includes financial statements for the fiscal year ended December 31, 2018.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 12, 2019

This proxy statement and a copy of our Annual Report on Form 10-K, which includes financial statements for the fiscal year ended December 31, 2018, are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2018 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “Investors” section of our website at www.dropcar.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: DropCar, Inc., Investor Relations, 1412 Broadway, Suite 2105, New York, New York 10018. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board is soliciting your proxy to vote at the 2019 annual meeting of stockholders to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., 666 Third Avenue, New York, New York 10017, at 10:00 A.M. EST on Thursday, December 12, 2019, and any adjournments of the meeting, which we refer to as the annual meeting. The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K, which includes financial statements for the fiscal year ended December 31, 2018, because you owned shares of DropCar, Inc. common stock on the record date. The Company intends to commence distribution of the proxy materials to stockholders on or about November 6, 2019.

Who May Vote?

Only stockholders who owned our common stock at the close of business on November 6, 2019, are entitled to vote at the annual meeting. On this record date, there were 4,060,503 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Issuer Direct Corporation, or you have stock certificates registered in your name, you may vote:

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By Internet or by telephone. Follow the instructions included in the notice or, if you received printed materials, in the proxy card to vote by Internet or telephone.

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By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

·
In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 P.M. Eastern Time on December 11, 2019.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

How Does the Board Recommend That I Vote on the Proposals?

The Board recommends that you vote as follows:

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“FOR” the election of the nominees for director;

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“FOR” the ratification of the selection of Friedman LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019;

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“FOR” the advisory vote on the compensation of our named executive officers, as disclosed in this proxy statement; and

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“FOR” the adjournment of our annual meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

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if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

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by re-voting by Internet or by telephone as instructed above;

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by notifying DropCar’s Secretary/Clerk in writing before the annual meeting that you have revoked your proxy; or

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by attending the annual meeting in person and voting in person. Attending the annual meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on certain of the proposals set forth in this proxy statement without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors
The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Selection of Independent Registered Public Accounting Firm
The affirmative vote of the holders of a majority of the shares of our common stock present and entitled to vote on the matter either in person or by proxy at the annual meeting is required to ratify the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Friedman LLP as our independent registered public accounting firm for 2019, the Audit Committee of our Board will reconsider its selection.

Proposal 3: Approve an Advisory Vote on the Compensation of our Named Executive Officers
The affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 4: Approve an Adjournment of the Annual Meeting, if Necessary, to Solicit Additional Proxies if there are not Sufficient Votes in Favor of Any of the Foregoing Proposals
Approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the above proposals requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote either in person or by proxy at the annual meeting. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election, a representative from Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or otherwise provide.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known. In addition, we are required to file on a Current Report on Form 8-K no later than the earlier of one hundred fifty calendar days after the annual meeting or sixty calendar days prior to the deadline for submission of stockholder proposals set forth on page 30 of this proxy statement under the heading “Stockholder Proposals and Nominations for Director” our decision on how frequently we will include a stockholder vote on the compensation of our named executive officers in our proxy materials.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of thirty-three and one-third percent (33.33%) of our outstanding shares entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The annual meeting will be held at 10:00 A.M. EST on Thursday, December 12, 2019, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., 666 Third Avenue, New York, New York 10017. When you arrive at the meeting, signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote.

Householding of Annual Disclosure Documents

Some brokers or other nominee record holders may be sending you a single notice or, if applicable, a single set of our proxy materials if multiple DropCar, Inc. stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be householding the notice or if, applicable, our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

We will promptly deliver a separate copy of our notice or if applicable, our proxy materials to you if you write or call our corporate secretary at: DropCar, Inc., Investor Relations, 1412 Broadway, Suite 2105, New York, New York 10018. If you want to receive your own notice or, if applicable, set of our proxy materials in the future or, if you share an address with another DropCar, Inc. stockholder and together both of you would like to receive only a single notice or, if applicable, set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the Company the cost of producing and mailing these documents by:

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following the instructions provided on your proxy card;

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following the instructions provided when you vote over the Internet; or

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going to www.proxyvote.com and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of October 21, 2019 for (a) the executive officers named in the Summary Compensation Table on page 16 of this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of October 21, 2019 pursuant to the exercise of options or warrants or the vesting of restricted stock units to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 4,060,503 shares of common stock outstanding on October 21, 2019. Except as otherwise indicated, the address of each of the persons in this table is c/o DropCar, Inc., 1412 Broadway, Suite 2105, New York, New York 10018.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Shares of Common Stock Beneficially Owned
Named Executive Officers and Director
Spencer Richardson(1)	266,347	6.43%
Mark Corrao	0	*
David Newman(2)	269,878	6.51%
Sebastian Giordano(3)	85,420	2.08%
Zvi Joseph(4)	37,025	*
Solomon Mayer(5)	37,025	*
Joshua Silverman(6)	57,879	1.42%
Greg Schiffman(7)	37,025	*
Paul Commons	0	*
David Allen(8)	24,792	*
Robert Roller(9)	14,997	*
All Current Executive Officers and Directors as a Group (8 persons)(10)	790,599	18.40%
Greater than 5% Shareholders
Alpha Capital Anstalt(11)	701,572	16.27%
Brio Capital Master Fund, Ltd.(12)	228,784	5.56%
Iroquois Capital Management LLC(13)	909,965	21.54%

* Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

1.
Mr. Richardson’s total includes 181,429 shares of common stock and options to purchase 84,918 shares of common stock that are exercisable within 60 days of October 21, 2019.

2.
Mr. Newman’s total includes 184,960 shares of common stock and options to purchase 84,918 shares of common stock that are exercisable within 60 days of October 21, 2019.

3.
Mr. Giordano’s total includes 34,992 shares of common stock and options to purchase 50,428 shares of common stock that are exercisable within 60 days of October 21, 2019.

4.
Mr. Joseph’s total includes 34,992 shares of common stock and options to purchase 2,033 shares of common stock that are exercisable within 60 days of October 21, 2019.

5.
Mr. Mayer’s total includes 34,992 shares of common stock and options to purchase 2,033 shares of common stock that are exercisable within 60 days of October 21, 2019.

6.
Mr. Silverman’s total includes 48,970 shares of common stock, options to purchase 5,130 shares of common stock that are exercisable within 60 days of October 21, 2019 and warrants to purchase 3,779 shares of common stock that are exercisable within 60 days of October 21, 2019.

7.
Mr. Schiffman’s total includes 34,992 shares of common stock and options to purchase 2,033 shares of common stock that are exercisable within 60 days of October 21, 2019.

8.
Mr. Allen’s total includes options to purchase 24,792 shares of common stock that are exercisable within 60 days of October 21, 2019.

9.
Mr. Roller’s total includes options to purchase 14,997 shares of common stock that are exercisable within 60 days of October 21, 2019.

10.
Includes all equity beneficially owned by current executive officers and directors, but does not include equity beneficially owned by Mr. Commons, Mr. Roller or Mr. Allen, whose service with us terminated on February 28, 2019, December 24, 2018 and January 30, 2018, respectively.

11.
Based on a Schedule 13G filed on May 24, 2018 and on information known to the Company, which information has been updated to reflect the 1-for-6 reverse stock split that was effected on March 8, 2019. The principal business address of the beneficial owner is Lettstrasse 32, FL-9490 Vaduz, Furstentums, Liechtenstein. Konrad Ackerman is the Director of Alpha Capital Anstalt.  Beneficial ownership includes 450,100 shares of common stock, Series H-3 Preferred Stock convertible into 5,142 shares of common stock, Series H-4 Preferred Stock convertible into 60,033 shares of common stock, Series H-4 Warrants to purchase 46,997 shares of common stock, Series I Warrants to purchase 1,413 shares of common stock and Series J Warrants to purchase 137,887 shares of common stock, in each case which are convertible or exercisable, as applicable, within 60 days of October 21, 2019. The shares and percentage included in the table report the number of shares that would be issuable upon the exercise and conversion of such securities, without giving effect to the 9.99% blocker included in certain such securities.

12.
Based on information known to the Company. The principal business address of Brio Capital Master Fund, Ltd. is 100 Merrick Road, Suite 401W, Rockville Centre, New York, 11570. Shaye Hirsch is the Director of Brio Capital Master Fund, Ltd. Beneficial ownership includes 172,455 shares of common stock, Series H-3 Preferred Stock convertible into 3,979 shares of common stock, Series H-4 Preferred Stock convertible into 6,050 shares of common stock, Series H-3 Warrants to purchase 5,971 shares of common stock, Series H-4 Warrants to purchase 14,799 shares of common stock, Series I Warrants to purchase 4,946 shares of common stock and Series J Warrants to purchase 20,584 shares of common stock, in each case which are convertible or exercisable, as applicable, within 60 days of October 21, 2019.

13.
Based on a Schedule 13G/A filed on February 14, 2019, which information has been updated to reflect the 1-for-6 reverse stock split that was effected on March 8, 2019, and information known to the Company. The principal business address of the beneficial owner is 205 East 42nd Street, 20th Floor, New York, New York 10017. Iroquois Master Fund (“IMF”) is a private investment fund. Iroquois Capital Management LLC (“Iroquois Capital”) is an investment adviser that provides investment advisory services to IMF. Iroquois Capital Investment Group LLC (“ICIG”) is a private investment fund. Richard Abbe shares authority and responsibility for the investments made on behalf of IMF with Kimberly Page, each of whom is a director of IMF. Mr. Abbe is the President of Iroquois Capital and has sole authority and responsibility for investments made on behalf of ICIG. Mr. Abbe is also managing member of Kensington Investment Partners LLC.

Beneficial ownership for IMF includes 389,243 shares of common stock, Series H-4 Preferred Stock convertible into 2,667 shares of common stock, Series J Warrants to purchase 30,872 shares of common stock, Series H-1 Warrants to purchase 43,978 shares of common stock, Series H-3 Warrants to purchase 4,986 shares of common stock, Series H-4 Warrants to purchase 22,195 shares of common stock, in each case which are convertible or exercisable, as applicable, within 60 days of October 21, 2019. Beneficial ownership for ICIG includes 355,910 shares of common stock, Series H-4 Preferred Stock convertible into 2,667 shares of common stock, Series J Warrants to purchase for 30,872 shares of common stock, Series H-1 Warrants to purchase 3,383 shares of common stock, Series H-3 Warrants to purchase 997 shares of common stock, Series H-4 Warrants to purchase 22,195 shares of common stock, in each case which are convertible or exercisable, as applicable, within 60 days of October 21, 2019. The shares and percentage included in the table report the number of shares that would be issuable upon the exercise and conversion of such securities, without giving effect to the 9.99% blocker included in certain such securities.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

On November 5, 2019, our Board accepted the recommendation of the Nominating Committee of the Board (the “Nominating Committee”) and voted to nominate Spencer Richardson, David Newman, Sebastian Giordano, Zvi Joseph, Solomon Mayer, Joshua Silverman and Greg Schiffman for election at the annual meeting for a term of one year to serve until the 2020 annual meeting of stockholders, and until their respective successors have been elected and qualified.

Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to the Board’s conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position(s)
Employee Directors
Spencer Richardson	35	Chief Executive Officer; Director
David Newman	58	Chief Business Development Officer; Director
Non-Employee Directors
Joshua Silverman	49	Director; Chairman of the Board
Sebastian Giordano	62	Director
Zvi Joseph	53	Director
Solomon Mayer	66	Director
Greg Schiffman	61	Director

Our Board has reviewed the materiality of any relationship that each of our directors has with DropCar, Inc. either directly or indirectly. Based on this review, our Board has determined that the following members of the Board are “independent directors” as defined by The Nasdaq Stock Market: Zvi Joseph, Solomon Mayer, Joshua Silverman and Greg Schiffman.

On January 30, 2018, the Company completed its business combination with DropCar, Inc. (“Private DropCar”) in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated as of September 6, 2017, as subsequently amended, by and among the Company, DC Acquisition Corporation (“Merger Sub”), and Private DropCar (as amended, the “Merger Agreement”), pursuant to which Merger Sub merged with and into Private DropCar, with Private DropCar surviving as a wholly owned subsidiary of the Company (the “Merger”). The information below includes information regarding each director’s service on the boards of directors of WPCS International Incorporated (“WPCS”), Private DropCar and the Company.

Employee Directors

Spencer Richardson

Mr. Richardson has served as our Chief Executive Officer and a member of the Board since the closing of the Merger, and prior to that time, served as a member of the board of directors of Private DropCar since September 2014. Mr. Richardson served as Co-Founder and Chief Executive Officer of Private DropCar since its inception in September 2014 through the closing of the Merger. Mr. Richardson also served as the Chairman of our Board from January 2018 to May 2018. Prior to his service with DropCar, from March 2009 through February 2016, Mr. Richardson served as Co-Founder and Chief Executive Officer of FanBridge, Inc., a platform that enables clients, such as musicians, comedians, influencers, and anyone with a fan base, to manage fan acquisition, retention, and engagement. In 2012, Forbes Magazine selected Mr. Richardson as a “30 Under 30” innovator. Mr. Richardson currently serves on the boards of directors of numerous private companies. Mr. Richardson holds a B.S. in Finance and Marketing from New York University Stern School of Business.

David Newman

Mr. Newman has served as our Chief Business Development Officer and a member of the Board since the closing of the Merger, and prior to that time, served as a member of the board of directors of Private DropCar since its inception in September 2014. Mr. Newman served as Co-Founder and Secretary of Private DropCar since its inception and as Chief Business Development Officer since April 2017. Mr. Newman also served as Treasurer and Chairman of the board of directors of Private DropCar from its inception until January 2018. Mr. Newman has served as President of David B. Newman Consultants, Inc., a New York-based consulting corporation, as President of Rockland Westchester Legal Services, PC, a New York-based legal services company, and as a Senior Managing Director of Brock Securities LLC, a broker-dealer that provides investment banking and advisory services, in each instance since February 2014. He previously served as a director of United Realty Trust Inc., a public real estate investment trust, from August 2012 through September 2015. Mr. Newman holds a B.B.A. in Business Management from Hofstra University and a J.D. from Fordham University School of Law.

Non-Employee Directors

Sebastian Giordano

Mr. Giordano has served as a member of the Board since the closing of the Merger, and prior to that time, served as a director of WPCS since February 2013. Mr. Giordano served as the Interim Chief Executive Officer of WPCS from August 2013 until April 25, 2016, when the interim label was removed from his title. He served as the Chief Executive Officer of WPCS since such time through the closing of the Merger. Since 2002, Mr. Giordano has been Chief Executive Officer of Ascentaur, LLC, a business consulting firm providing comprehensive strategic, financial and business development services to start-up, turnaround and emerging growth companies. From 1998 to 2002, Mr. Giordano was Chief Executive Officer of Drive One, Inc., a safety training and education business. From 1992 to 1998, Mr. Giordano was Chief Financial Officer of Sterling Vision, Inc., a retail optical chain. Mr. Giordano received B.B.A. and M.B.A. degrees from Iona College.

Mr. Giordano’s qualifications to sit on the Board include his broad management experience, including having served as Chief Executive Officer of WPCS.

Greg Schiffman

Mr. Schiffman has served as a member of the Board since the closing of the Merger. Mr. Schiffman served as the Chief Financial Officer of Vineti, Inc. from October 2017 through April 2018. He previously served as the Chief Financial Officer of each of Iovance Biotherapeutics (formerly Lion Biotechnologies), from October 2016 through June 2017, Stem Cells, Inc., from January 2014 through September 2016, Dendreon Corporation, from December 2006 through December 2013 and Affymetrix, Inc. from August 2001 through November 2006. He currently serves on the boards of directors of several private companies. Mr. Schiffman holds a B.S. in Accounting from DePaul University and an MM (MBA) from Northwestern University Kellogg Graduate School of Management. Mr. Schiffman’s qualifications to sit on the Board include his financial background, business experience and education.

Zvi Joseph

Mr. Joseph has served as a member of the Board since the closing of the Merger. He has served as Deputy General Counsel of Amdocs Limited, a publicly traded corporation that provides software and services to communications and media companies, since October 2005. He received his A.A.S. in Business Administration from Rockland Community College, his B.A. in Literature from New York University and his J.D. from Fordham University School of Law. He also holds a Certificate in Business Excellence from Columbia University School of Business.

Mr. Joseph’s qualifications to sit on the Board include his legal experience and education.

Solomon Mayer

Mr. Mayer has served as a member of the Board since the closing of the Merger and, prior to that time, served as a member of the Board of Directors of Private DropCar. He has served as President and Chief Executive Officer of Mooney Aviation Company, a private company that manufactures four-place, single-engine and piston-powered aircraft, since 1999. Prior to that time, he held the position of Chief Executive Officer of, and consultant to, Overseas Trading, a department store wholesaler. Mr. Mayer serves as a director of Laniado Hospital, a voluntary, not-for-profit hospital in Kiryat Sanz, Netanya, Israel, as well as a director of several private companies. He previously served as a consultant to and director of each of Innovative Food Holdings, a provider of sourcing, preparation and delivery of specialty/fresh food for both professional chefs and consumers, and BlastGard International Inc., which manufactures and markets proprietary blast mitigation materials, in each case, from 2002 until 2016.

Mr. Mayer’s qualifications to sit on the Board include his and extensive management experience as an executive and director of a variety of companies.

Joshua Silverman

Mr. Silverman has served as a member of the Board since the closing of the Merger, and prior to that time, served as a director of WPCS since August 2016. Mr. Silverman currently serves as the Managing Member of Parkfield Funding LLC. Mr. Silverman was the co-founder, and a Principal and Managing Partner of Iroquois Capital Management, LLC, an investment advisory firm. Since its inception in 2003 until July 2016, Mr. Silverman served as Co-Chief Investment Officer of Iroquois. While at Iroquois, he designed and executed complex transactions, structuring and negotiating investments in both public and private companies and has often been called upon by the companies solve inefficiencies as they relate to corporate structure, cash flow, and management. From 2000 to 2003, Mr. Silverman served as Co-Chief Investment Officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a Director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as Assistant Press Secretary to The President of the United States. Mr. Silverman currently serves as a director of WPCS, Protagenic Therapeutics, Neurotrope, Inc., and TapImmune Inc., all of which are public companies. He previously served as a Director of National Holdings Corporation from July 2014 through August 2016, MGT Capital Investments, Inc. from December 2014 to May 2016, and Alanco Technologies Inc. from March 2016 through August 2016. Mr. Silverman received his B.A. from Lehigh University in 1992.

Mr. Silverman’s qualifications to sit on the Board include his experience as an investment banker, management consultant and as a director of numerous public companies.

Committees of the Board and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2018, the Board held 13 meetings and approved certain actions by unanimous written consent. The Company expects its directors to attend all board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Each director attended, either in person or telephonically, at least 75% of the aggregate Board meetings and meetings of committees on which he served during his tenure as a director or committee member. Our Board has adopted a policy under which all directors are encouraged to attend the annual meeting of our stockholders. All directors attended our annual meeting of stockholders held in 2018.

Audit Committee

During the fiscal year ended December 31, 2018, the Audit Committee of the Board (the “Audit Committee”) held 5 meetings. The Audit Committee consists of Greg Schiffman, Zvi Joseph and Solomon Mayer, with Mr. Schiffman appointed as Chairman of the Committee. The Board has determined that all of the members are “independent” as that term is defined under applicable SEC rules and under the current listing standards of The Nasdaq Stock Market and that Mr. Schiffman qualifies as an “audit committee financial expert” pursuant to Item 407(d)(5) of Regulation S-K.

The Audit Committee is responsible for overseeing the Company’s corporate accounting, financial reporting practices, audits of financial statements, and the quality and integrity of the Company’s financial statements and reports. In addition, the Audit Committee oversees the qualifications, independence and performance of the Company’s independent auditors. In furtherance of these responsibilities, the Audit Committee’s duties include the following: evaluating the performance and assessing the qualifications of the independent auditors; determining and approving the engagement of the independent auditors to perform audit, reviewing and attesting to services and performing any proposed permissible non-audit services; evaluating employment by the Company of individuals formerly employed by the independent auditors and engaged on the Company’s account and any conflicts or disagreements between the independent auditors and management regarding financial reporting, accounting practices or policies; discussing with management and the independent auditors the results of the annual audit; reviewing the financial statements proposed to be included in the Company’s annual or transition report on Form 10-K; discussing with management and the independent auditors the results of the auditors’ review of the Company’s quarterly financial statements; conferring with management and the independent auditors regarding the scope, adequacy and effectiveness of internal auditing and financial reporting controls and procedures; and establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control and auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee is governed by a written charter approved by the Board, which complies with the applicable provisions of the Sarbanes-Oxley Act and related rules of the SEC and the Nasdaq Stock Market. A copy of the Audit Committee charter is available to view on the Company’s website at www.dropcar.com.

Compensation Committee

During the fiscal year ended December 31, 2018, the Compensation Committee of the Board (the “Compensation Committee”) held 3 meetings. The Compensation Committee consists of Zvi Joseph and Solomon Mayer with Mr. Joseph appointed as Chairman of the Committee. The Board has determined that all of the members are “independent” as that term is defined under applicable SEC rules and under the current listing standards of The Nasdaq Stock Market.

The Compensation Committee has responsibility for assisting the Board in, among other things, evaluating and making recommendations regarding the compensation of the Company’s executive officers and directors, assuring that the executive officers are compensated effectively in a manner consistent with the Company’s stated compensation strategy, producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC, periodically evaluating the terms and administration of the Company’s incentive plans and benefit programs and monitoring of compliance with the legal prohibition on loans to our directors and executive officers.

The Compensation Committee is governed by a written charter approved by the Board. A copy of the Compensation Committee charter is available to view on the Company’s website at www.dropcar.com.

Nominating Committee

During the fiscal year ended December 31, 2018, the Nominating Committee held 2 meetings. The Nominating Committee consists of Zvi Joseph and Solomon Mayer with Mr. Mayer appointed as Chairman of the Committee. The Board has determined that both members are “independent” as that term is defined under applicable SEC rules and under the current listing standards of The Nasdaq Stock Market.

The Nominating Committee is responsible for assisting the Board in identifying individuals qualified to become members of the Board and executive officers of the Company; selecting, or recommending that the Board select, director nominees for election as directors by the stockholders of the Company; developing and recommending to the Board a set of effective governance policies and procedures applicable to the Company; leading the Board in its annual review of the Board’s performance; recommending to the Board director nominees for each committee; making recommendations regarding committee purpose, structure and operations; and overseeing and approving a managing continuity planning process. The Nominating Committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the Nominating Committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on the Board and its committees.  During the fiscal year ended December 31, 2018, there were no changes to the procedures by which holders of our common stock may recommend nominees to the Board. If a stockholder wishes to propose a candidate for consideration as a nominee for election to the Board, it must follow the procedures described in our Amended and Restated Bylaws, as amended, and in “Stockholder Proposals and Nominations For Director” at the end of this proxy statement.

The Nominating Committee is governed by a written charter approved by the Board. A copy of the Nominating Committee charter is available to view on the Company’s website at www.dropcar.com.

Board Leadership Structure and Role in Risk Oversight

Our Board has four independent members, including Zvi Joseph, Solomon Mayer, Joshua Silverman and Greg Schiffman, and three non-independent members, Spencer Richardson, our Chief Executive Officer, David Newman, our Chief Business Development Officer, and Sebastian Giordano, our former Chief Executive Officer. We believe that the number of independent, experienced directors that make up our Board benefits our Company and our stockholders.

Our current Board leadership structure separates the positions of CEO and Chairman of the Board, although we do not have a corporate policy requiring that structure. Until May 2018, Spencer Richardson served as both our CEO and Chairman of the Board. In May 2018, Mr. Silverman was appointed Chairman of the Board. The Board believes that this separation is appropriate for the organization at this time because it allows for a division of responsibilities and a sharing of ideas between individuals having different perspectives. Our current CEO, who is also a member of our Board, is primarily responsible for our operations and strategic direction, while our Chairman is primarily focused on matters pertaining to corporate governance and management oversight. While the Board believes that this is the most appropriate structure at this time, the Board retains the authority to change the Board structure, including the possibility of combining the CEO and Chairman of the Board positions, if it deems such a change to be appropriate in the future.

Our management is principally responsible for defining the various risks facing the Company, formulating risk management policies and procedures, and managing our risk exposures on a day-to-day basis. The Board’s principal responsibility in this area is to ensure that sufficient resources, with appropriate technical and managerial skills, are provided throughout the Company to identify, assess and facilitate processes and practices to address material risk and to monitor our risk management processes by informing itself concerning our material risks and evaluating whether management has reasonable controls in place to address the material risks. The involvement of the Board in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for the Company.

While the full Board has overall responsibility for risk oversight, the Board has elected to delegate oversight responsibility related to certain committees, which, in turn, report on the matters discussed at the committee level to the full Board. For instance, our Audit Committee focuses on the material risks facing the Company, including operational, market, credit, liquidity and legal risks. Additionally, our Compensation Committee could be charged with reviewing and discussing with management whether our compensation arrangements are consistent with effective controls and sound risk management. Our management reports to the Board and Audit Committee on a regular basis regarding risk management.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at (646) 916-4595. However, any stockholders who wish to address questions regarding our business directly with the Board or any individual director, should direct his or her questions in writing to the Chairman of the Board at 1412 Broadway, Suite 2105, New York, New York 10018. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

●
junk mail and mass mailings;

●
resumes and other forms of job inquiries;

●
surveys; or

●
solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors. All officers are at-will employees.

Name	Age	Position(s)
Executive Officers
Mark Corrao	61	Chief Financial Officer
Leandro Larroulet	37	Chief Information Officer

Executive Officers

Mark Corrao

Mr. Corrao has served as the Company’s Chief Financial Officer since February 28, 2019. He has served as Chief Financial Officer of KannaLife Sciences, Inc. since 2012. Prior to that time, Mr. Corrao served as Chief Financial Officer of each of Business Efficiency Experts, Inc., from 2010 through 2012, StrikeForce Technologies, Inc., from 2001 through 2010, and Advanced Communication Sciences, Inc. from 1997 through 2000. Mr. Corrao also has experience in accounting, having previously served as a partner at Frank T. LaFauci, CPAs, as controller at Design Production Management, Inc., as assistant controller at Greenfield Arbitrage Partners, as internal auditor at Spear, Leeds & Kellogg and as an accountant at A.L. Wellen & Co., CPAs. He holds a B.S. in Public Accounting from the City University of New York – Brooklyn College.

Leandro Larroulet

Mr. Larroulet joined Private DropCar in July 2017 as its Chief Information Officer. Prior to joining Private DropCar, Mr. Larroulet served as Chief Operating Officer (COO) for the Argentina based global technology development and consulting firm FDV Solutions from September 2016 to June 2017. Previously Mr. Larroulet held roles at FDV including Senior Project Manager, Software Developer and Network Operator, dating back to September 2007. Mr. Larroulet graduated from FIUBA (Engineering University of Buenos Aires), and also currently serves as both a member of their curricular commission for Information Systems as well as an auxiliary teacher for their Information Analysis program.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid or accrued during the last two fiscal years ended December 31, 2018 and December 31, 2017 to (1) our current and former Chief Executive Officers, (2) our current former Chief Financial Officers and (3) our next most highly compensated executive officer who earned more than $100,000 during the fiscal year ended December 31, 2018. Because SEC rules require us to disclose this information for the previous two fiscal years, and because the closing of the Merger occurred in January 2018, certain executive compensation disclosure relates to persons who were executive officers of WPCS prior to its merger with Private DropCar. We note that Mr. Giordano and Mr. Allen resigned from their positions as executive officers on or prior to the closing of the Merger.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Spencer Richardson Chief Executive Officer(2)	2018	273,471	387,500	1,621,983	100,000	26,957	2,409,911
	2017	17,308	250,000	273,050	-	176,365	716,723
Sebastian Giordano former Chief Executive Officer(3)	2018	-	-	-	-	-	-
	2017	180,000	-	-	104,000	-	284,000
Paul Commons former Chief Financial Officer(5)	2018	208,152	15,000	-	234,139	-	457,291
	2017	-	-	-	-	-	-
David Allen former Chief Financial Officer(3)	2018	-	-	-	-	-	-
	2017	140,000	-	-	78,000	-	218,000
Robert Roller President of WPCS Suisun City International Inc.(6)	2018	-	-	-	-	-	-
	2017	170,000	100,000	-	78,000	-	348,000
David Newman Chief Business Development Officer(4)	2018	273,471	395,972	1,621,983	100,000	27,233	2,418,659
	2017	17,308	250,000	273,050	-	156,615	696,973

(1)
The dollar amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions underlying the determination of fair value of the awards are set forth in Note 3 the financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

(2)
Mr. Richardson was CEO of Private DropCar until taking over as CEO of the Company upon the Merger.

(3)
Mr. Giordano was CEO of WPCS until the Merger.

(4)
Mr. Newman was Chief Business Development Officer (“CBDO”) of Private DropCar until taking over as CBDO of the Company upon the Merger.

(5)
Mr. Commons was CFO from January 22, 2018 of Private DropCar until taking over as CFO of the Company upon the Merger, until the February 28, 2019.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

The compensation arrangement of Sebastian Giordano, our former Chief Executive Officer, was set forth in a letter agreement, dated July 29, 2013, as amended on February 3, 2015. Pursuant to that agreement, Mr. Giordano was entitled to a base salary of $180,000 per year (effective as of January 1, 2015).

On January 30, 2018, Sebastian Giordano, our former Chief Executive Officer, and David Allen, our former Chief Financial Officer, resigned as officers of the Company. In connection with their respective resignations, each of Mr. Giordano and Mr. Allen entered into a separation agreement, effective as of January 30, 2018 (the “Giordano Agreement” and the “Allen Agreement,” respectively, and collectively, the “Separation Agreements”), with the Company. Each of the Giordano Agreement and Allen Agreement includes a customary release by Mr. Giordano and Mr. Allen, respectively, of certain claims against the Company that are held by Mr. Giordano and Mr. Allen, respectively. Pursuant to the Giordano Agreement, Mr. Giordano ceased serving as an employee of the Company effective as of January 30, 2018 (the “Separation Date”). Pursuant to the Giordano Agreement, Mr. Giordano received a severance payment equal to $350,000. Pursuant to the Allen Agreement, Mr. Allen ceased serving as an employee of the Company effective as of the Separation Date. Pursuant to the Allen Agreement, Mr. Allen received a severance payment equal to $150,000.

On July 11, 2018, we entered into a consulting agreement (the “Consulting Agreement”) with Ascentaur, LLC (“Ascentaur”). Sebastian Giordano is the Chief Executive Officer of Ascentaur, LLC. Pursuant to the terms of the Consulting Agreement, Ascentaur has agreed to provide advisory services with respect to the strategic development and growth of the Company, including advising the Company on market strategy and overall Company strategy, advising the Company on the sale of the Company’s WPCS International business segment, providing assistance to the Company in identifying and recruiting prospective employees, customers, business partners, investors and advisors that offer desirable administrative, financing, investment, technical, marketing and/or strategic expertise, and performing such other services pertaining to the Company’s business as the Company and Ascentaur may from time to time mutually agree. As consideration for its services under the Consulting Agreement, Ascentaur shall be entitled to receive (i) a fee of $10,000 per month for a period of nine months from the effective date of the Consulting Agreement, (ii) a lump sum fee of $90,000 upon the closing of the sale of the Company’s WPCS International business segment and (iii) reimbursement for reasonable and customary business expenses incurred in connection with Ascentaur’s performance under the Consulting Agreement.

Outstanding Equity Awards at 2018 Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2018, including both awards subject to performance conditions and non-performance-based awards, to each of the executive officers named in the Summary Compensation Table.

Name	Number of Securities underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Share)	Option Expiration Date	Number of Shares or Units of Stock that have not vested (#)	Market Value of Shares or units of Stock that have not vested ($)
Spencer Richardson	11,057	-	$9.72	December 23, 2028	20,387	154,125
David Newman	11,057	-	$9.72	December 23, 2028	20,387	154,125
Paul Commons	-	3,236	$79.56	February 28, 2018	-	-
Leandro Larroulet	-	626	$79.56	February 28, 2018	-	-

(1)
Stock options were granted under the Amended and Restated 2014 Equity Incentive Plan and became fully vested upon the closing of the Merger.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plan.

Potential Payments upon Termination or Change-In-Control

On October 21, 2015, our subsidiary, WPCS International - Suisun City, Inc. (the “Suisun City Operations”), entered into a change in control agreement with Robert Roller, the President of the Suisun City Operations. The agreement had an initial term of two years and automatically extends for additional one-year periods at the expiration of the initial term and on each anniversary thereafter unless either party notifies the other party of non-renewal no later than 30 days prior to such anniversary. Upon a change in control of the Company or the Suisun City Operations, the agreement continues for a term of two years and then expires. Pursuant to the terms of the agreement, Mr. Roller is entitled to a severance payment of $150,000 and unpaid compensation and benefits and unused vacation accrued through the date of termination, if he is terminated without cause or if he is terminated for good reason within two years following a change in control of the Company or the Suisun City Operations.

On September 29, 2015, we entered into change of control agreements with Messrs. Giordano and Allen. The agreements had initial terms of four years and automatically extended for additional one-year periods thereafter, unless either party notified the other of non-renewal no later than 30 days prior to such anniversary. Under the agreements, Messrs. Giordano and Allen received payments of $350,000 and $150,000, respectively upon a change in control of the Company.

On January 30, 2018, in connection with the consummation of the Merger, Mr. Giordano received a severance payment equal to $350,000 and Mr. Allen received a severance payment equal to $150,000. The payment of the severance benefits was made immediately following the closing of the transactions contemplated by the Merger Agreement, as contemplated by the Merger Agreement.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2018 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our Board.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Non-equity incentive plan Compensation($)	Nonqualified deferred compensation ($)	All other compensation	Total ($)
Brian Harrington (2)	25,588	20,042	-	-		45,630
Greg Schiffman	25,588	20,042	-	-		45,630
Joshua Silverman	81,838	30,046	-	-		111,884
Sebastian Giordano	56,667	20,042	-	-	91,087(3)	167,796
Solomon Mayer	25,588	20,042	-	-		45,630
Zvi Joseph	25,588	20,043	-	-		45,630

(1)
The dollar amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions underlying the determination of fair value of the awards are set forth in Note 3 the financial statements included in this Annual Report on Form 10-K.

(2)
Mr. Harrington resigned as a member of the Board effective February 6, 2019.

(3)
Mr. Giordano earned $147,754 through the consulting agreement between the Company and Ascentaur LLC. $90,000 of these earnings was tied to the successful sale of the Suisun City Operations in December 2018.

From January 31, 2018 through May 14, 2018 the Board earned cash compensation at the rate of $2,000 per month. Effective on May 15, 2018, the Company’s directors’ receive annual compensation of $30,000 and the Chairperson receives annual compensation of $120,000 per year for their service on the Board, with the exception that Mr. Giordano’s compensation was addressed through the consulting arrangement between Ascentaur LLC and the Company through March 10, 2019. Additionally, in May of 2018, option grants were awarded based upon the value of $30,000 for the Chairperson and $20,000 for the other non-employee directors.

On July 30, 2019, the Board approved of certain modifications to director compensation. As consideration for services to the Board, the Chairman of the Board receives an annual cash retainer equal to $90,000 and each non-Chairman member of the Board receives an annual cash retainer equal to $30,000, each to be paid in equal weekly installments or as determined by the Compensation Committee.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2018.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	547,416	$18.30	159,213
Total	547,416	$18.30	159,213

(1)
This plan consists of the DropCar, Inc. Amended and Restated 2014 Equity Incentive Plan.

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.dropcar.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for fiscal year 2018, the Audit Committee took the following actions:

●
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2018 with management and EisnerAmper LLP, our previous independent registered public accounting firm;

●
Discussed with EisnerAmper LLP the matters required to be discussed in accordance with Auditing Standard No. 1301- Communications with Audit Committees; and

●
Received written disclosures and the letter from EisnerAmper LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding EisnerAmper LLP communications with the Audit Committee and the Audit Committee further discussed with EisnerAmper LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate

Based on the Audit Committee’s review of the audited financial statements and discussions with management and EisnerAmper LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K which includes financial statements for the fiscal year ended December 31, 2018, for filing with the SEC.

Members of the DropCar, Inc. Audit Committee

Greg Schiffman
Solomon Mayer
Zvi Joseph

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in the ownership of our common stock and other equity securities. Such persons are required to furnish us copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms furnished to us, we believe that our officers, directors and beneficial owners of more than 10% of our common stock complied with all applicable filing requirements during the fiscal year ended December 31, 2018.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our Board must approve in advance of all future transactions between us and any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404 of Regulation S-K, or their affiliates, in which the amount involved is equal to or greater than $120,000. Any request for such a transaction must first be presented to our Board for review, consideration and approval. In approving or rejecting any such proposal, our Board is to consider all available information deemed relevant by the Board, including, but not limited to, the extent of the related person’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of the Company, arising out of the person’s services as a director or executive officer.

Sale of Suisun City Operations

On December 24, 2018, we completed the previously announced sale of the Suisun City Operations, pursuant to the terms of a stock purchase agreement, dated December 10, 2018 by and between us and World Professional Cabling Systems, LLC, a California limited liability company (the “Purchaser”). Upon the closing of the sale, the Purchaser acquired all of the issued and outstanding shares of common stock, no par value per share, of Suisun City Operations, for an aggregate purchase price of $3,500,000.

Ascentaur LLC Agreement

On July 11, 2018, we entered into a consulting agreement (the “Consulting Agreement”) with Ascentaur, LLC (“Ascentaur”). Sebastian Giordano is the Chief Executive Officer of Ascentaur, LLC. Pursuant to the terms of the Consulting Agreement, Ascentaur has agreed to provide advisory services with respect to the strategic development and growth of the Company, including advising the Company on market strategy and overall Company strategy, advising the Company on the sale of the Company’s WPCS International business segment, providing assistance to the Company in identifying and recruiting prospective employees, customers, business partners, investors and advisors that offer desirable administrative, financing, investment, technical, marketing and/or strategic expertise, and performing such other services pertaining to the Company’s business as the Company and Ascentaur may from time to time mutually agree. As consideration for its services under the Consulting Agreement, Ascentaur shall be entitled to receive (i) a fee of $10,000 per month for a period of nine months from the effective date of the Consulting Agreement, (ii) a lump sum fee of $90,000 upon the closing of the sale of the Company’s WPCS International business segment and (iii) reimbursement for reasonable and customary business expenses incurred in connection with Ascentaur’s performance under the Consulting Agreement.

ELECTION OF DIRECTORS

(Notice Item 1)

General

On November 5, 2019, the Board nominated Spencer Richardson, David Newman, Sebastian Giordano, Zvi Joseph, Solomon Mayer, Joshua Silverman and Greg Schiffman for election at the annual meeting. If they are elected, they will serve on our Board until the 2020 annual meeting of stockholders and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Spencer Richardson, David Newman, Sebastian Giordano, Zvi Joseph, Solomon Mayer, Joshua Silverman and Greg Schiffman. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

Vote Required and Board’s Recommendation

The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected.

THE BOARD RECOMMENDS THE ELECTION OF SPENCER RICHARDSON, DAVID NEWMAN, SEBASTIAN GIORDANO, ZVI JOSEPH, SOLOMON MAYER, JOSHUA SILVERMAN AND GREG SCHIFFMAN AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 2)

General

The Audit Committee has appointed Friedman LLP as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2019. The Board proposes that the stockholders ratify this appointment. We expect that representatives of Friedman LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint Friedman LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Friedman LLP and concluded that Friedman LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2019.

The following table presents fees for professional audit services rendered by EisnerAmper LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2018 and December 31, 2017 and fees billed for other services rendered by EisnerAmper LLP during those periods. EisnerAmper LLP served as our independent registered public accounting firm until July 3, 2018, at which time EisnerAmper LLP was dismissed and Friedman LLP was engaged.

	2018	2017
Audit Fees:(1)	$421,373	307,654
Audit-Related Fees:(2)	59,986	-
Tax Fees:(3)	-	-
All Other Fees:(4)	-	-
Total	$481,359	$307,654

(1)
Audit Fees include fees for services rendered for the audit of our annual financial statements, the review of financial statements included in our quarterly reports on Form 10-Q, assistance with and review of documents filed with the SEC and consents and other services normally provided in connection with statutory and regulatory filings or engagements.

(2)
Audit-Related Fees principally include fees incurred for due diligence in connection with potential transactions and accounting consultations.

(3)
Tax Fees would include fees for services rendered for tax compliance, tax advice, and tax planning. There were no Tax Fees incurred with EisnerAmper LLP in 2018 and 2017.

(4)
All Other Fees would include fees that do not constitute Audit Fees, Audit-Related Fees, or Tax Fees.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.
Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.
Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.
Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.
Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of Friedman LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

Vote Required and Board’s Recommendation

The affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting is required to ratify the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

THE BOARD RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF FRIEDMAN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

(Notice Item 3)

General

We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our named executive officers as described in the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Our compensation philosophy is designed to align each executive’s compensation with DropCar’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2019 annual meeting:

“RESOLVED, that the compensation paid to the named executive officers of DropCar, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

Vote Required and Board’s Recommendation

The affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement.

THE BOARD RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF ANY OF THE FOREGOING PROPOSALS

(Notice Item 4)

We are asking our stockholders to vote on a proposal to approve the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposals.

Vote Required and Board’s Recommendation

The affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF ANY OF THE FOREGOING PROPOSALS.

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics will be posted on our website at www.dropcar.com and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 1412 Broadway, Suite 2105, New York, New York 10018. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.

OTHER MATTERS

The Board knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2020 annual meeting of stockholders, we must receive stockholder proposals no earlier than August 17, 2020 and no later than September 16, 2020. Proposals that are not received in a timely manner will not be voted on at the 2020 annual meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of the Corporate Secretary, DropCar, Inc., 1412 Broadway, Suite 2105, New York, New York 10018.

New York, New York
November 6, 2019

APPENDIX A — FORM OF PROXY CARD

DropCar, Inc.
1412 BROADWAY, Suite 2105
NEW YORK, NY 10018

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 12/11/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 12/11/2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Spencer Richardson
02 David Newman
03 Sebastian Giordano
04 Zvi Joseph
05 Solomon Mayer
06 Joshua Silverman
07 Greg Schiffman

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] ______ Date ______

Signature (Joint Owners) ______ Date ______

0000431758_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10K-A, Form 10-K is/are available at www.proxyvote.com

DropCar, Inc.
Annual Meeting of Shareholders
December 12, 2019 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Spencer Richardson and Mark Corrao, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of DropCar, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EST on 12/12/2019, at the offices of Mintz Levin, 666 Third Avenue, New York, NY 10017, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000431758_2 R1.0.1.18